SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

Variable Insurance Products Fund II
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY COMMONWEALTH TRUST: SPARTAN 500 INDEX FUND

FIDELITY CONCORD STREET TRUST: SPARTAN EXTENDED MARKET INDEX FUND,
SPARTAN INTERNATIONAL INDEX FUND, SPARTAN TOTAL MARKET INDEX FUND,
AND SPARTAN U.S. EQUITY INDEX FUND

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO

82 Devonshire Street, Boston, Massachusetts 02109

PRELIMINARY INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees of Fidelity Commonwealth Trust, Fidelity Concord Street Trust, and Variable Insurance Products Fund II (the trusts) to the shareholders of Spartan 500 Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, Spartan U.S. Equity Index Fund, and Index 500 Portfolio (the funds). The information contained in this Information Statement relates to the Trustees' approval on July 17, 2003 of a sub-adviser, under a sub-advisory agreement (New Agreement) between Fidelity Management & Research Company (FMR) and Geode Capital Management, LLC (Geode) on behalf of each fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint a new sub-adviser for each fund and discuss the terms of the New Agreement.

This Information Statement is being mailed on or about September 3, 2003 to shareholders of record as of August 4, 2003. THIS INFORMATION STATEMENT IS INTENDED TO INFORM YOU THAT A NEW SUB-ADVISER HAS BEEN APPOINTED TO YOUR FUND. NO ACTION IS REQUIRED OF YOU. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Introduction

FMR is each fund's investment adviser. Under authority granted to FMR by shareholder vote on September 15, 1999, FMR employs a so-called "manager of managers" arrangement in managing each fund. This permits FMR, subject to approval by the Board of Trustees, to hire, terminate, or replace unaffiliated sub-advisers, and to modify material terms and conditions of a sub-advisory agreement (including the fees payable by FMR under those sub-advisory agreements). FMR recommended and the Board of Trustees has approved the appointment of Geode as sub-adviser to each fund. This information statement informs you of that change.

Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that each fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. In order to use the "manager of managers" authority discussed above, each trust and FMR requested and received an exemptive order (SEC Order) on October 16, 2002 from the Securities and Exchange Commission (SEC). The SEC Order exempts FMR and each trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows each trust's Board of Trustees, subject to certain conditions, to appoint a new unaffiliated sub-adviser and approve the New Agreement on behalf of each fund without a shareholder vote.

Consistent with the SEC Order, the Board of Trustees, including the Trustees who are not "interested persons" of each trust or of FMR under the 1940 Act (the Non-Interested Trustees), appointed Geode as a new sub-adviser for each fund and approved each New Agreement with Geode effective August 4, 2003. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of Geode under the terms of the New Agreement was in the best interests of each fund and its shareholders.

As a condition to relying on the SEC Order, FMR and each trust are required to furnish shareholders of each fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

Present Management Contract of Each Fund

FMR, located at 82 Devonshire Street, Boston, Massachusetts 02109, is each fund's investment adviser and administrator. FMR directs the investments of each fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated November 3, 1997 for Spartan Extended Market Index Fund, Spartan International Index Fund, and Spartan Total Market Index Fund; December 1, 1997 for Index 500 Portfolio and Spartan 500 Index Fund; and December 5, 1997 for Spartan U.S. Equity Index Fund. The management contracts were approved by the sole shareholder of Spartan Extended Market Index Fund, Spartan International Index Fund, and Spartan Total Market Index Fund on April 9, 1997. Shareholders of Index 500 Portfolio, Spartan 500 Index Fund, and Spartan U.S. Equity Index Fund approved each fund's management contract on November 19, 1997. Such approval included the addition of a provision permitting FMR to delegate investment advisory authority to another investment adviser and a reduction in the management fees payable by each fund to FMR and, in the case of Spartan 500 Index Fund, a change in management fee structure.

FMR provides each fund with all necessary office facilities and personnel for servicing the fund's investments. FMR also compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

In addition to the management fee payable to FMR, each fund pays all of its expenses that are not assumed by FMR or the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, under their respective agreements with the fund. Each fund normally pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Non-Interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. The expenses in connection with preparing this Information Statement and its enclosures will be borne by FMR. FMR will reimburse brokerage firms, insurance companies and others for their reasonable expenses in forwarding material to the beneficial owners of shares. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Each fund pays a management fee to FMR that is calculated and paid to FMR every month. Spartan 500 Index Fund's, Spartan Extended Market Index Fund's, Spartan Total Market Index Fund's, Spartan U.S. Equity Index Fund's, and Index 500 Portfolio's annual management fee rate is 0.24% of the applicable fund's average net assets. Spartan International Index Fund's annual management fee rate is 0.34% of its average net assets.

The following table shows fees paid to FMR by each fund during its most recent fiscal year.

Fund	Fiscal Year Ended	Fee Paid to FMR
Spartan 500 Index Fund	April 30, 2003	$16,898,000
Spartan Extended Market Index Fund	February 28, 2003	$1,090,597
Spartan International Index Fund	February 28, 2003	$1,074,057
Spartan Total Market Index Fund	February 28, 2003	$2,523,900
Spartan U.S. Equity Index Fund	February 28, 2003	$33,385,000
Index 500 Portfolio	December 31, 2002	$7,113,289

FMR has voluntarily agreed, subject to revision or discontinuance, to reimburse each fund to the extent that its total operating expenses, as a percentage of its respective average net assets exceed the following rates:

Fund	Expense Cap
Spartan 500 Index Fund	0.19%
Spartan Extended Market Index Fund	0.40%
Spartan International Index Fund	0.47%
Spartan Total Market Index Fund	0.25%
Spartan U.S. Equity Index Fund	0.19%
Index 500 Portfolio: Initial Class	0.28%
Index 500 Portfolio: Service Class	0.38%
Index 500 Portfolio: Service Class 2	0.53%

On July 7, 1999, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of each fund, a sub-advisory agreement with FMR Co., Inc. (FMRC) effective January 1, 2001. Under the sub-advisory agreement, FMRC may provide certain investment advisory services for each fund.

Under the terms of the sub-advisory agreement for each fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FMRC. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

No fees were paid to FMRC on behalf of any fund during its most recent fiscal year (the fiscal year ended December 31, 2002 for Index 500 Portfolio; February 28, 2003 for Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan U.S. Equity Index Fund; and April 30, 2003 for Spartan 500 Index Fund.)

Prior to January 13, 2003, DAMI served as sub-adviser to the funds. The following table shows fees paid to DAMI by FMR during the most recent fiscal year for each fund.

Fund	Fiscal Year Ended	Fees Paid by FMR to DAMI
Spartan 500 Index Fund	April 30, 2003	$338,000
Spartan Extended Market Index Fund	February 28, 2003	$52,530
Spartan International Index Fund	February 28, 2003	$231,803
Spartan Total Market Index Fund	February 28, 2003	$121,417
Spartan U.S. Equity Index Fund	February 28, 2003	$775,767
Index 500 Portfolio	December 31, 2002	$177,832

Summary of the New Agreement with Geode

The following is a summary of the New Agreement with Geode and is qualified in its entirety by reference to the form of New Agreement attached hereto as Appendix A.

On July 17, 2003, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the New Agreement with Geode on behalf of Spartan 500 Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, Spartan U.S. Equity Index Fund, and Index 500 Portfolio. FMR, on behalf of each fund, has entered into the New Agreement with Geode dated August 4, 2003. Pursuant to the New Agreement, Geode has day-to-day responsibility for choosing investments and voting proxies for each fund.

Pursuant to the New Agreement, Geode will direct each fund's investments in accordance with each fund's investment objective, policies, and limitations, and will vote each fund's proxies in accordance with Board approved proxy voting policies. The Board of each fund and FMR has granted Geode investment management authority as well as the authority to buy, sell, and vote securities. For providing investment management services to each fund, FMR pays Geode the following monthly fees out of its management fee:

Fund	Fee Paid to Geode by FMR
Spartan 500 Index Fund	0.01% (1 basis point)
Spartan Extended Market Index Fund	0.05% (5 basis points)
Spartan International Index Fund	0.065% (6.5 basis points)
Spartan Total Market Index Fund	0.05% (5 basis points)
Spartan U.S. Equity Index Fund	0.01% (1 basis point)
Index 500 Portfolio	0.01% (1 basis point)

A copy of the form of New Agreement for each fund is supplied as Appendix A beginning on page __. FMR pays all of Geode's fees under the New Agreement. The New Agreement will not affect the fees that each fund pays to FMR under its present management contract.

Matters Considered by the Board
in Approving the New Agreements with Geode

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets 11 times a year. The Board of Trustees, including the Non-Interested Trustees, believes that matters bearing on each fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the Non-Interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The Non-Interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Non-Interested Trustees.

In connection with the selection of Geode as a new sub-adviser and approval of the New Agreement for each fund, the Board of Trustees, including the Non-Interested Trustees, considered the best interests of each fund and its shareholders and took into account all matters they deemed relevant. The Board of Trustees and the Non-Interested Trustees were provided by FMR with materials specifically relating to the New Agreement and asked questions and requested further information in connection with such consideration. The materials provided included the proposed form of New Agreement, as well as information on the fees proposed to be paid by FMR to Geode; the fees other sub-advisers would have charged FMR and the fees charged by DAMI prior to DAMI's termination; performance information for the funds; Geode's Code of Ethics relating to personal securities transactions; Geode's portfolio transaction allocation policies; Geode's policies on allocation of portfolio brokerage and trade execution; Geode's proxy voting guidelines; and Geode's proposed other sub-advisory policies and procedures. The Board considered a number of other factors, including: (1) the investment management services proposed to be provided by Geode and the strength of Geode's passive management capabilities; (2) the personnel employed by Geode and operational compatibility of Geode with FMR; (3) the potential benefits to shareholders of hiring a sub-adviser that focuses on index fund management; (4) the amount of fees proposed to be paid by FMR and the fact that Geode's proposed fees will not affect fund expenses; (5) the fees other sub-advisers would have charged; (6) the likelihood of further consolidation among sub-advisers in the industry; (7) Geode's private ownership structure and the stability afforded by hiring a privately held sub-adviser; and (8) the funds' performance, in particular the extent to which the funds have tracked their indexes during Geode's tenure.

Conclusion. Based on its evaluation of all material factors, the Board of Trustees, including the Non-Interested Trustees, with the advice of independent counsel, concluded that the selection of Geode and approval of the New Agreements were in the best interests of each fund and its shareholders.

Activities and Management of FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to each fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Appendix B beginning on page __.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Abigail P. Johnson, President; and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d and Ms. Johnson are also Trustees of the trusts. Mr. Lynch is a member of the Advisory Board of the trusts. Mr. Johnson 3d, Ms. Johnson, John H. Costello, Maria F. Dwyer, Stuart Fross, Timothy Hayes, John Hebble, Francis V. Knox, Jr., Mark Osterheld, Thomas J. Simpson, Eric D. Roiter, and Philip L. Bullen are currently officers of the trusts and officers or employees of FMR or FMR Corp. With the exception of Thomas J. Simpson, John Hebble, and Mark Osterheld, all of these persons hold or have options to acquire stock or other securities of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period January 1, 2002 through June 30, 2003 for Index 500 Portfolio; March 1, 2002 through June 30, 2003 for Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan U.S. Equity Index Fund; and May 1, 2002 through June 30, 2003 for Spartan 500 Index Fund, no transactions were entered into by the Trustees of each trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

Activities and Management of FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments. The principal business address of FMRC is 82 Devonshire Street, Boston, Massachusetts 02109.

Funds with investment objectives similar to each fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Appendix B beginning on page __.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Abigail P. Johnson, President, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d is also a Trustee of the trusts and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, Fidelity Management & Research (Far East) Inc. (FMR Far East) and Fidelity Investments Money Management, Inc. (FIMM). In addition, Ms. Johnson is Senior Vice President and a Trustee of the trusts and of other funds advised by FMR; President and a Director of FMR and FIMM; and a Director of FMR Corp. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trusts and of other funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

Activities and Management of Geode

Geode, a registered investment adviser, is a wholly-owned subsidiary of Geode Capital Holdings LLC. Geode and Geode Capital Holdings LLC have principal offices at 53 State Street, Boston, Massachusetts. Geode was founded in January 2001 to develop and manage quantitative investment strategies in the management of equity funds and to provide advisory and sub-advisory services to equity index funds. Prior to August 4, 2003, Geode was affiliated with FMR Corp. As of August 4, 2003, Geode had approximately $29.3 billion in discretionary assets under management.

The Directors of Geode are Albert Francke; Robert A. Lawrence; Caleb Loring, III.; John J. Remondi; and Michael J. Roberts. Jacques Perold, President; Charles B. McDevitt, Chief Operating Officer and Chief Compliance Officer and Treasurer; and Diane M. Toland, Secretary, are currently officers of Geode. The principal business address of each of the Directors of Geode is 53 State Street, Boston, Massachusetts 02109.

Membership interests in Geode Capital Holdings LLC are owned primarily by officers and senior employees of Fidelity (including Mr. Johnson 3d, Abigail P. Johnson, Robert L. Reynolds, and Laura B. Cronin) and members of their families through partnerships and trusts for their benefit. Mr. Johnson 3d, Ms. Johnson and members of their families indirectly own a majority of the membership interests through an irrevocable voting trust for their benefit administered by a trustee who is not an interested person of Fidelity or the Johnson family.

Portfolio Transactions

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Geode pursuant to authority contained in each fund's management contract and New Agreement.

Orders for funds and investment accounts are not typically combined or "blocked." However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.

Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and naked short sales), and security position size (for sales), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.

Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g. because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e. special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department and documented.

Geode may place trades with certain brokers, including National Financial Services LLC (NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), with which FMR is under common control, provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. Geode may also place trades with Archipelago ECN (Archipelago), an electronic communications network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the compensation is fair, reasonable, and comparable to compensation charged by non-affiliated, qualified brokerage firms for similar services. Prior to January 13, 2003, DAMI, former sub-adviser to each fund, placed trades with BT Brokerage Corporation, with which DAMI is under common control, and Deutsche Bank Securities Inc., an indirect subsidiary of Deutsche Bank AG. Prior to March 29, 2002, DAMI placed trades with Deutsche Banc Alex. Brown Inc., an indirect subsidiary of Deutsche Bank AG.

Other Information

Brokerage Commissions. The following information shows the brokerage commissions paid by each fund. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year.

The following table shows the total amount of brokerage commissions paid by Spartan 500 Index Fund for the fiscal year ended April 30, 2003; by Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan U.S. Equity Index Fund for the fiscal year ended February 28, 2003; and by Index 500 Portfolio for the fiscal year ended December 31, 2002.

Fund	Total Amount Paid
Spartan 500 Index Fund	$ 685,000
Spartan Extended Market Index Fund	$ 245,938
Spartan International Index Fund	$ 96,741
Spartan Total Market Index Fund	$ 201,355
Spartan U.S. Equity Index Fund	$ 1,332,000
Index 500 Portfolio	$ 417,513

The first table below shows the total amount of brokerage commissions paid by Spartan 500 Index Fund to Deutsche Bank Securities Inc. for the fiscal year ended April 30, 2003; by Spartan Extended Market Index Fund, Spartan Total Market Index Fund, and Spartan U.S. Equity Index Fund to Deutsche Bank Securities Inc. and Deutsche Banc Alex. Brown Inc. for the fiscal year ended February 28, 2003; and by Index 500 Portfolio to Deutsche Banc Alex. Brown Inc. for the fiscal year ended December 31, 2002. The second table shows the approximate percentage of aggregate brokerage commissions paid by Spartan 500 Index Fund to Deutsche Bank Securities Inc. for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended April 30, 2003; by Spartan Extended Market Index Fund, Spartan Total Market Index Fund, and Spartan U.S. Equity Index Fund to Deutsche Bank Securities Inc. and Deutsche Banc Alex. Brown Inc. for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended February 28, 2003; and by Index 500 Portfolio to Deutsche Banc Alex. Brown Inc. for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended December 31, 2002. Deutsche Bank Securities Inc. and Deutsche Banc Alex. Brown Inc. were paid on a commission basis.

Total Amount Paid
Fund	To Deutsche Bank Securities Inc.*	To Deutsche Banc Alex. Brown Inc.**
Spartan 500 Index Fund	$ 34,000	$ --
Spartan Extended Market Index Fund	$ 7,519	$ 846
Spartan Total Market Index Fund	$ 13,008	$ 1,698
Spartan U.S. Equity Index Fund	$ 96,000	$ 13,000
Index 500 Portfolio	$ --	$ 27,228

* For the period March 29, 2002 through January 12, 2003.

** For the period March 1, 2002 through March 28, 2002.

Fund	% of Aggregate Commissions Paid to Deutsche Bank Securities Inc.	% of Aggregate Dollar Amount of Transactions Effected through Deutsche Bank Securities Inc.	% of Aggregate Commissions Paid to Deutsche Banc Alex. Brown Inc.	% of Aggregate Dollar Amount of Transactions Effected through Deutsche Banc Alex. Brown Inc.
Spartan 500 Index Fund(dagger)(dagger)	5.00%	52.00%	--	--
Spartan Extended Market Index Fund(dagger)	3.06%	51.19%	0.34%	7.02%
Spartan Total Market Index Fund(dagger)	6.46%	62.46%	0.84%	10.13%
Spartan U.S. Equity Index Fund(dagger)	7.19%	61.07%	1.01%	10.61%
Index 500 Portfolio(dagger)(dagger)	--	--	6.52%	71.44%

(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, Deutsche Bank Securities Inc. and Deutsche Banc Alex. Brown Inc. is a result of the low commission rates charged by Deutsche Bank Securities Inc. and Deutsche Banc Alex. Brown Inc.

(dagger)(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, Deutsche Bank Securities Inc. and Deutsche Banc Alex. Brown Inc. reflects the relatively low rate of commissions paid on futures transactions.

For the fiscal year ended April 30, 2003 for Spartan 500 Index Fund; February 28, 2003 for Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan U.S. Equity Index Fund; and December 31, 2002 for Index 500 Portfolio, none of the funds paid brokerage commissions to firms for providing research services.

Principal Underwriter and Distribution Agent. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109.

Outstanding Shares and Ownership of Shares. Shares of each fund of Fidelity Commonwealth Trust and Fidelity Concord Street Trust issued and outstanding as of June 30, 2003 are indicated in the following table:

Fund	# of Shares
Spartan 500 Index Fund	118,684,939
Spartan Extended Market Index Fund	25,189,240
Spartan International Index Fund	13,757,900
Spartan Total Market Index Fund	55,182,591
Spartan U.S. Equity Index Fund	429,302,942

Shares of each class of Variable Insurance Products Fund II issued and outstanding as of June 30, 2003 are indicated in the following table:

Fund	# of Shares
Index 500 Portfolio: Initial Class	24,965,290
Index 500 Portfolio: Service Class	97,704
Index 500 Portfolio: Service Class 2	404,753

As of June 30, 2003, the nominees and officers of each trust owned, in the aggregate, less than 1% of the funds' outstanding shares.

To the knowledge of Fidelity Concord Street Trust, substantial (5% or more) record ownership of Spartan Extended Market Index Fund and Spartan Total Market Index Fund on June 30, 2003, was as follows:

Spartan Extended Market Index Fund: Hewlett-Packard Company, Palo Alto, CA (7.67%).

Spartan Total Market Index Fund: Florida Power & Light Company, Juno Beach, FL (5.80%).

To the knowledge of Variable Insurance Products Fund II, substantial (5% or more) record ownership of each class of Index 500 Portfolio on June 30, 2003, was as follows:

Index 500 Portfolio: Initial Class: ING America Life Group, Minneapolis, MN (8.63%); Metropolitan Life Insurance Company, Des Moines, IA (7.82%); ING America Life Group, Denver, CO (6.91%); ING America Life Group, Hartford, CT (6.42%).

Index 500 Portfolio: Service Class: Zurich Insurance Group, Mercer Island, WA (56.22%); Sun Life Financial, Boston, MA (35.20%); Protective Life Insurance Company, Birmingham, AL (8.58%).

Index 500 Portfolio: Service Class 2: Horace Mann Life Insurance, Springfield, IL (44.72%); Western Southern Group, Louisville, KY (13.64%); American National Life Insurance Co., Galveston, TX (10.17%); Security Benefit Group, Inc., Topeka, KS (9.66%); Great West Life, Englewood, CO (6.15%).

To the knowledge of Fidelity Concord Street Trust, substantial (5% or more) record ownership of Spartan Extended Market Index Fund and Spartan Total Market Index Fund on June 30, 2003, was as follows:

Spartan Extended Market Index Fund: Fidelity Four-In-One Index Fund, Boston, MA (8.93%).

Spartan International Index Fund: Fidelity Four-In-One Index Fund, Boston, MA (16.45%); Sentry & Co. - Sentinel Trust Co., Houston, TX (7.75%).

Householding. Only one copy of this Information Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Information Statement, please contact Fidelity at 1-800-544-8544 for Spartan 500 Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan U.S. Equity Index Fund or 1-888-622-3175 for Index 500 Portfolio. If you do not want the mailing of this Information Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Notice to Banks, Broker-dealers
and Voting Trustees and their Nominees

Please advise the applicable trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (for Spartan 500 Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan U.S. Equity Index Fund), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (for Index 500 Portfolio), whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Annual Reports. For a free copy of Spartan 500 Index Fund's annual report for the fiscal year ended April 30, 2003, or Spartan Extended Market Index Fund's, Spartan International Index Fund's, Spartan Total Market Index Fund's, and Spartan U.S. Equity Index Fund's annual report for the fiscal year ended February 28, 2003, call 1-800-544-8544 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109. For a free copy of Index 500 Portfolio's annual report for the fiscal year ended December 31, 2002 call 1-888-622-3175 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

APPENDIX A

The proper name of each Trust and Fund, Fidelity Commonwealth Trust: Spartan 500 Index Fund; Fidelity Concord Street Trust: Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, Spartan U.S. Equity Index Fund; or Variable Insurance Products Fund II: Index 500 Portfolio, as the case may be, will be inserted in that fund's contract where indicated "[Trust Name]" or "[Fund Name]".

[Form of]

SUB-ADVISORY AGREEMENT

between

FIDELITY MANAGEMENT & RESEARCH COMPANY

and

GEODE CAPITAL MANAGEMENT, LLC

and

[TRUST NAME] ON BEHALF OF [FUND NAME]

This Agreement is entered into as of the 4th day of August, 2003, among [Trust], a Massachusetts business trust (the "Trust"), on behalf of [Fund], a series portfolio of the Trust (the "Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Geode Capital Management, LLC, a Delaware limited liability company ("Subadviser").

WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated ____ [for Spartan 500 Index Fund and Index 500 Portfolio: December 1, 1997] [for Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund: November 3, 1997] [for Spartan U.S. Equity Index Fund: December 5, 1997] with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and

WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and

WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

I. APPOINTMENT OF SUBADVISER; COMPENSATION

1.1 Appointment as Subadviser. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

1.2 Scope of Investment Authority. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules thereunder, (iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio and/or the performance of oversight of the Subadviser's duties hereunder as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

(b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, provided that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of Section 8.2 hereof.

1.3 Appointment as Proxy Voting Agent. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Subadviser may act as the Portfolio's proxy voting agent directly or Subadviser may (in whole or in part) employ a third-party to vote proxies on behalf of the Portfolio, provided, however, that in either case, Subadviser shall be responsible for voting all proxies on behalf of the Portfolio. Upon sixty (60) days written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.

1.4 Governing Documents. Manager will provide Subadviser with copies of (i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager relating to its performance of oversight of the Subadviser supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.

1.5 Subadviser's Relationship. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.

1.6 Compensation. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.

II. SERVICES TO BE PERFORMED BY SUBADVISER

2.1 Investment Advisory Services. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:

(i) formulate and implement a continuous investment program for the Portfolio;

(ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

(iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and

(iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.

(b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company Act) of the Trust, the Portfolio, Manager or Subadviser, provided that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.

2.2. Administrative and Other Services. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset values and shareholder accounting services).

(b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.

(c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

(d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.

III. COMPLIANCE; CONFIDENTIALITY

3.1 Compliance. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio and/or the oversight of the Subadviser's performance of its duties hereunder as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.

(b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

3.2 Confidentiality. The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 3.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

IV. LIABILITY OF SUBADVISER

4.1 Liability; Standard of Care. Notwithstanding anything herein to the contrary, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.

4.2 Indemnification. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.

(b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.

V. SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE

5.1 Supplemental Arrangements. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.

5.2 Expenses. It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Expenses paid by the Portfolio will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a proportionate share of insurance premiums for fidelity bond and other coverage; (x) a proportionate share of association membership dues; (xi) investment management fees; (xii) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xiii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiv) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.

5.3 Insurance. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay for any damages in breach hereof.

VI. CONFLICTS OF INTEREST

6.1 Conflicts of Interest. It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Certificate of Formation and Limited Liability Company Operating Agreement of Subadviser, respectively, or by specific provisions of applicable law.

VII. REGULATION

7.1 Regulation. Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

VIII. DURATION AND TERMINATION OF AGREEMENT

8.1 Effective Date; Duration; Continuance. (a) This Agreement shall become effective on August 4, 2003.

(b) Subject to prior termination pursuant to Section 8.2 below, this Agreement shall continue in force for two years from the date of execution, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

(c) Except to the extent that the Trust has obtained and/or relies upon an exemptive order of the Commission or a no-action letter of the staff of the Commission providing relief from the requirement to obtain shareholder approval of this Agreement, the required shareholder approval of this Agreement or any continuance of this Agreement shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.

8.2 Termination and Assignment. (a) This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager with the consent of the Trustees, or (iv) by Subadviser.

(b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.

8.3 Definitions. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission ("Commission").

IX. REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1 Representations of the Portfolio. The Trust, on behalf of the Portfolio, represents and warrants that:

(i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

(ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;

(iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;

(iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.

9.2 Representations of the Manager. The Manager represents, warrants and agrees that:

(i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;

(ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");

(iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract.

(iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

(v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

9.3 Representations of Subadviser. Subadviser represents, warrants and agrees that:

(i) Subadviser is a Delaware limited liability company established pursuant to the laws of the State of Delaware;

(ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act.

(iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

(iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

9.4 Covenants of the Subadviser. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

(i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;

(ii) any material change in the Subadviser's overall business activities that may have a material adverse effect on the Subadviser's ability to perform under its obligations under this Agreement;

(iii) any event that would constitute a change in control of Subadviser;

(iv) any change in the portfolio manager of the Portfolio;

(v) any proposed change or change in the representations made by Subadviser concerning the nature of the Subadviser's business or operations; and

(vi) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.

(b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 3.1.

X. MISCELLANEOUS PROVISIONS

10.1 Use of Subadviser's Name. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to by the Subadviser and the Manager.

10.2 Use of Trust or Manager's Name. Subadviser will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to by the Subadviser and the Manager.

10.3 Amendments. This Agreement may be modified by mutual consent of the Manager, the Subadviser and the Portfolio subject to the provisions of Section 15 of the Investment Company Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretive releases of, the Commission.

10.4 Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.

10.5 Captions. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.

10.6 Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Section 10.6.

10.7 Severability. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

10.8 Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

10.9 Limitation of Liability. A copy of the Declaration of Trust establishing the Trust, dated _____ [for Fidelity Commonwealth Trust: July 17, 2003] [for Fidelity Concord Street Trust: September 19, 2001] [for Variable Insurance Products Fund II: March 29, 2001], together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

[SIGNATURE LINES OMITTED]

APPENDIX A

Pursuant to Section 1.6 of the Subadvisory Agreement among [Trust] (the "Trust"), on behalf of [Fund] (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Geode Capital Management, LLC ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:

1. Fees Payable by Manager. Manager will pay Subadviser a monthly fee computed at an annual rate of ___ [for Spartan 500 Index Fund, Index 500 Portfolio, and Spartan U.S. Equity Index Fund: 0.01% (1 basis point)] [for Spartan Extended Market Index Fund and Spartan Total Market Index Fund: 0.05% (5 basis points)] [for Spartan International Index Fund: 0.065% (6.5 basis points)] of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

Subadviser's fee shall be computed monthly, and within twelve business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.

APPENDIX B

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios

The following table shows the average net assets and expense ratios for each equity index fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Index 500 Portfolio(b)(c)
Initial Class	12/31/02	$ 2,926.7	0.24%
Service Class	12/31/02	$ 5.6	0.24%
Service Class II	12/31/02	$ 25.6	0.24%
Spartan Extended Market Index(c)	2/28/03	$ 454.5	0.09%(a)
Spartan International Index(c)	2/28/03	$ 315.3	0.16%(a)
Spartan Total Market Index(c)	2/28/03	$ 1,051.3	0.08%(a)
Spartan U.S. Equity Index(c)	2/28/03	$ 13,915.3	0.04%(a)
Spartan 500 Index(c)	4/30/03	$ 7,046.4	0.02%(a)

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with each of FMRC and Geode. With respect to each fund, FMRC may provide investment advisory services and Geode has day-to-day responsibility for choosing investments.